Exhibit 10.1

Form of Lock-Up Agreement

[*], 2024

SPARTAN CAPITAL SECURITIES, LLC

as Representative of the several Underwriters named on Schedule 1 attached hereto

45 Broadway, 19th Floor

New York, New York 10006

Ladies and Gentlemen:

The undersigned understands that Spartan Capital Securities, LLC (the “Representative”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with LOGPROSTYLE INC., a Japanese corporation (the “Company”), providing for the public offering (the “Public Offering”) of common shares of the Company, no par value per share (the “Common Shares” or “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth for them in the Underwriting Agreement.

To induce the Representative to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative, the undersigned will not, during the period commencing on the date of the Underwriting Agreement and ending 180 days after the date of the Underwriting Agreement (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for the Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Representative in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Public Offering; provided that no filing under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be required or shall be voluntarily made during the Lock-Up Period in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities (i) as a bona fide gift, or for bona fide estate planning purposes, (ii) to an immediate family member (as defined below) or to any trust for the direct or indirect benefit of the undersigned or an immediate family member of the undersigned, or (iii) by will or intestacy or to a family member or trust for the benefit of the undersigned or a family member (for purposes of this Lock-Up Agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; or (d) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be; (e) if the undersigned is a corporation, partnership, limited liability company, trust, or other business entity, transfers or distributions of Lock-Up Securities to current or former general or limited partners, managers or members, stockholders, other equity holders or direct or indirect affiliates, including such entities under common control, (within the meaning of Rule 405 under the Securities Act of 1933, as amended) of the undersigned or to the estates of any of the foregoing; (f) the transfer of Lock-Up Securities that occurs by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree, settlement agreement or other court order; (g) any transfer of Lock-Up Securities to the Company pursuant to arrangements under which the Company has the option to repurchase such shares or a right of first refusal with respect to transfers of such shares or in connection with the death, disability or termination of employment or service; (h) the sale by the Company (on behalf of the undersigned) of up to such number of Lock-Up Securities solely necessary to raise funds to satisfy the Company’s income and payroll tax withholding obligations in connection with the vesting, exercise or settlement of restricted stock units held by the undersigned that are outstanding as of the date hereof; (i), no other Shares were sold and that the undersigned’s securities are subject to a lock-up agreement with the Representative; (j) pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control (as defined below) of the Company (for purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the provisions of this Lock-Up Agreement; or (k) transfers of Lock-Up Securities to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (b), (c), (d), (e) and (g) above; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c), (d), (e) and (j), it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act) to make, and shall agree not to voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period; (iii) in the case of any transfer pursuant to the foregoing clauses (e), (f) or (g), it shall be a condition to any such transfer that no public filing, report or announcement shall be voluntarily made and if any filing under Section 13 of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Lock-Up Securities in connection with such transfer or distribution shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the nature and conditions of such transfer; and (iv) the undersigned notifies the Representative at least two (2) business days prior to the proposed transfer or disposition.

In addition, the foregoing restrictions shall not apply to (i) the exercise or vesting of stock options or after the date of this Agreement other equity awards granted pursuant to the Company’s equity incentive plans; provided that it shall apply to any of the undersigned’s Common Shares issued upon such exercise and (ii) the conversion or exercise of convertible debt or warrants; provided that it shall apply to any of the undersigned’s Common Shares issued upon such conversion or exercise.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Securities subject to this Lock-Up Agreement except in compliance with this Lock-Up Agreement.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any Securities that the undersigned may purchase in the Public Offering; (ii) the Representative agrees that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Representative will notify the Company of the impending release or waiver; and (iii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two (2) business days before the effective date of the release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration or that is to an immediate family member as defined in FINRA Rule 5130(i)(5) and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

The undersigned understands that the Company and the Representative are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this Lock-Up Agreement by facsimile or e-mail / pdf transmission shall be as effective as the delivery of the original hereof.

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address: